SUPPLEMENTAL INDENTURE NO. 1 (the “Supplemental Indenture”), dated as of May 27, 2010, among FOLIO FUNDING II, LLC, a Delaware limited liability company (the “Issuer”), CITIGROUP FINANCIAL PRODUCTS INC., a Delaware corporation (the “Administrative Agent”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as trustee (the “Trustee”), to the amended and restated indenture dated as of July 10, 2008 (the “Indenture”) among the Issuer, the Administrative Agent and the Trustee.

WHEREAS, Section 9.1(a) of the Indenture provides that the Issuer, the Administrative Agent and the Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any purpose, but only with the prior written consent of the Majority Noteholders;

WHEREAS, the Issuer, the Administrative Agent and the Trustee desire to enter into this Supplemental Indenture in order to amend certain provisions of the Indenture with the prior written consent of the Majority Noteholders; and

WHEREAS, (x) the Trustee is authorized to enter into this Supplemental Indenture pursuant to an Issuer Order (a copy of such Issuer Order is attached as Exhibit A-1 hereto) and (y) the Majority Noteholders hereby consent to this Supplemental Indenture;

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE ONE

DEFINITIONS

SECTION 1.01 The Indenture, as supplemented and amended by this Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed.

SECTION 1.02 For all purposes of this Supplemental Indenture:

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Annex A to the Amended and Restated Note Purchase Agreement dated as of July 10, 2008 by and between the Issuer, Consumer Portfolio Services, Inc. and Citigroup Financial Products Inc. (the “Note Purchase Agreement”).

All references herein to Articles and Sections, unless otherwise specified, refer to all the corresponding Articles and Sections of this Supplemental Indenture.

The terms “herein”, “hereof”, “hereunder” and other words of similar import refer to this Supplemental Indenture.

ARTICLE TWO

AMENDMENTS

SECTION 2.01 Amendment to Section 2.8(b) of the Indenture.  The first sentence of Section 2.8(b) of the Indenture is hereby deleted in its entirety and replaced with the following:

“(b)           (i) The principal of the Class A-1 Notes shall be payable on each Settlement Date as set forth in Section 8.5 hereof and (ii) the principal of the Class A-2 Notes shall be payable on each Settlement Date as set forth in Section 8.5 hereof after the Class A-1 Invested Amount has been reduced to zero.”

SECTION 2.02 Amendment to Section 5.1(a) of the Indenture.  Section 5.1(a)  of the Indenture is hereby deleted in its entirety and replaced with the following:

“(a)           (i) Subject to Section 5.1(b), any payment by or on behalf of the Issuer, CPS or any Affiliate shall fail to be made to the Administrative Agent or the Noteholders when due of principal, or interest on the Notes in each case within one (1) Business Day after its due date, or (ii) any payment by or on behalf of the Issuer, CPS or any Affiliate of any other amount in addition to (i) above shall fail to be made to the Noteholders when due, within fifteen (15) days after its due date;”

SECTION 2.03 Amendment to Exhibit A-2 of the Indenture.  Exhibit A-2 of the Indenture is hereby deleted in its entirety and replaced with Exhibit A-2 to this Supplemental Indenture.

ARTICLE THREE

MISCELLANEOUS

SECTION 3.01 Counterparts.  This Supplemental Indenture may be executed in any number of counterparts by facsimile or other written form of communication, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

SECTION 3.02 GOVERNING LAWS.  THIS SUPPLEMENTAL INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 3.03 Successors.  This Supplemental Indenture shall inure to the benefit of and shall bind the successors, heirs, executors and assigns of the parties hereto.

2

IN WITNESS WHEREOF, each of the undersigned has caused this Supplemental Indenture to be executed by it or on its behalf as of the year and date first above written.

FOLIO FUNDING II, LLC, as Issuer

By: _________________________
Name:
Title:

CITIGROUP FINANCIAL PRODUCTS INC., as Administrative Agent

By:  _________________________
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:  _________________________
Name:
Title:

Consented and agreed to solely for
purposes of Section 9.1 of the Indenture:

CITIGROUP FINANCIAL PRODUCTS, INC.,
as the Majority Noteholder

By: ________________________________
Name:
Title:

EXHIBIT A-2

AMENDED AND RESTATED CLASS A-2 TERM NOTE

REGISTERED                                                                                                                                                                                                                                                                                                                                            $60,000,000

No. A-1                                                                                                                                                                                                                                                                                                                          Percentage Interest:_____%

SEE REVERSE FOR CERTAIN CONDITIONS

THIS CLASS A-2 NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS OR “BLUE SKY” LAWS AND MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY TO (I) THE ISSUER (UPON REDEMPTION THEREOF OR OTHERWISE) OR AN AFFILIATE OF THE ISSUER (AS CERTIFIED BY THE ISSUER) OR (2) AN INSTITUTIONAL INVESTOR THAT IS AN “ACCREDITED INVESTOR”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“QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A), ACTING FOR ITS OWN ACCOUNT, OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS) TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE, OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, , OR (4) IN A TRANSACTION OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION, IN EACH SUCH CASE, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION: PROVIDED, THAT, IN THE CASE OF CLAUSE (4), THE TRUSTEE OR THE ISSUER MAY REQUIRE AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT, WHICH OPINION OF COUNSEL, IF SO REQUIRED, SHALL BE ADDRESSED TO THE ISSUER AND THE TRUSTEE AND SHALL BE SECURED AT THE EXPENSE OF THE HOLDER.  NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144A FOR RESALES OF THIS CLASS A-2 NOTE.

THE PRINCIPAL OF THIS CLASS A-2 NOTE IS PAYABLE IN INSTALLMENTS AND SUBJECT TO DECREASES AS SET FORTH HEREIN AND IN THE INDENTURE.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-2 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CLASS A-2 NOTE AMENDS AND RESTATES THE CLASS A-2 TERM NOTE, DATED AS OF JULY 13, 2007 IN THE ORIGINAL PRINCIPAL AMOUNT OF UP TO

$60,000,000.00 ISSUED BY THE ISSUER UNDER THE INDENTURE (THE “ORIGINAL NOTE”), AND IS NOT A NOVATION OF THE ORIGINAL NOTE.

THE CLASS A-2 NOTE REGISTRAR SHALL NOT REGISTER ANY TRANSFER OR EXCHANGE OF THIS CLASS A-2 NOTE TO THE EXTENT THAT UPON SUCH TRANSFER OR EXCHANGE THERE WOULD BE MORE THAN TEN (10) PERSONS REFLECTED ON THE NOTE REGISTER AS CLASS A-2 NOTEHOLDERS.

FOLIO FUNDING II, LLC
CLASS A-2 TERM NOTE

FOLIO FUNDING II, LLC, a Delaware limited liability company (herein referred to as the “Issuer”), for value received, hereby promises to pay to [________________] (the “Class A-2 Noteholder”), or its registered assigns, such Class A-2 Noteholder’s pro rata portion (based on the Percentage Interest reflected on the face of this Class A-2 Note) of the principal sum of SIXTY MILLION DOLLARS ($60,000,000.00) or, if less, the Holders pro rata portion (based on the Percentage Interest reflected on the face of this Class A-2 Note) of the aggregate unpaid principal amount outstanding under all of the Class A-2 Notes (whether or not shown on the schedule attached hereto (or such electronic counterpart maintained by the Trustee), which amount shall be payable in the amounts and at the times set forth in Section 2.8(b) of the Indenture (in each case based on the applicable Percentage Interest).  The Issuer will pay interest on the Holder’s pro rata portion of the Class A-2 Invested Amount at the Class A-2 Note Interest Rate.  Such interest shall be due and payable on each Settlement Date until the principal of this Class A-2 Note is paid or made available for payment, to the extent funds will be available from the Collection Account processed from and including the preceding Settlement Date to but excluding each such Settlement Date in respect of (a) an amount equal to interest accrued for the related Interest Period, which will be equal to the sum of the products, for each day during the related Interest Period, of (i) the Class A-2 Note Interest Rate for such date during the Interest Period, (ii) the Class A-2 Invested Amount as of the close of business on such date divided by 360 and (iii) the applicable Percentage Interest, plus (b) an amount equal to a pro rata portion of any accrued and unpaid Class A-2 Noteholders’ Interest Carryover Shortfall with respect to prior Interest Periods, with interest on the amount of such Class A-2 Noteholders’ Interest Carryover Shortfall at the Class A-2 Note Interest Rate from the first Business Day of the related Interest Period.  The Issuer may, at its option, prepay the Class A-2 Invested Amount, in whole or in part, at any time pursuant to Section 10.1 of the Indenture.  Following the occurrence of an Event of Default, the Trustee (acting upon the written direction of the Majority Noteholders) may declare the Class A-2 Invested Amount to be immediately due and payable at par, together with accrued interest thereon, in accordance with Section 5.2 of the Indenture.  Principal of and interest on this Class A-2 Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Class A-2 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  This Class A-2 Note does not represent an interest in, or an obligation of CPS or any affiliate of CPS other than the Issuer.

Reference is made to the further provisions of this Class A-2 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-2 Note.  Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class A-2 Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Seller and the Trustee.  A copy of the Indenture may be requested from the Trustee by writing to the Trustee at:  Wells Fargo Bank,

National Association, 6th  & Marquette, MAC N9311-161, Minneapolis, Minnesota  55479, Attention:  Corporate Trust Services, -- Asset Backed Administration.  To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A-2 Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Signature page follows.]

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: [_____________]                     FOLIO FUNDING II, LLC

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is the Class A-2 Note issued under the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
not in its individual capacity, but solely as Trustee

By:
Authorized Signature

REVERSE OF THE CLASS A-2 TERM NOTE

This Class A-2 Note is the duly authorized Class A-2 Note of the Issuer, designated as its Class A-2 Term Note (herein called the “Class A-2 Note”), issued under (i) the Amended and Restated Indenture, dated as of July 10, 2008 (such Indenture, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, is herein called the “Indenture”), among the Issuer, Citigroup Financial Products, Inc., as administrative agent (the “Administrative Agent”) and Wells Fargo Bank, National Association, a national banking association, as trustee (the “Trustee”, which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee, the Administrative Agent and the Class A-2 Noteholders.  The Class A-2 Note is subject to all terms of the Indenture.  All terms used in this Class A-2 Note that are defined in the Indenture, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, shall have the meanings assigned to them in or pursuant to the Indenture, as so amended, supplemented or otherwise modified.

“Settlement Date” means, the 18th day of each calendar month or, if such 18th day is not a Business Day, the next Business Day.

The Class A-2 Notes are payable in the amounts and at times set forth in Section 2.8(b) of the Indenture.  Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class A-2 Note may be due and payable, as described in the Indenture.

Payments of interest on this Class A-2 Note due and payable on each Settlement Date, together with the installment of principal then due, if any, and any payments of principal made on any Business Day in respect of any prepayments, to the extent not in full payment of this Class A-2 Note, shall be made by wire transfer to the Holder of record of this Class A-2 Note (or any predecessor Class A-2 Note) on the Note Register as of the close of business on each Record Date.  Any reduction in the principal amount of this Class A-2 Note (or any predecessor Class A-2 Note) effected by any payments made on any date shall be binding upon all future Holders of this Class A-2 Note and of any Class A-2 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon.  Final payment of principal (together with any accrued and unpaid interest) on this Class A-2 Note will be paid to the Class A-2 Noteholders only upon presentation and surrender of this Class A-2 Note at the Corporate Trust Office for cancellation by the Trustee.

The Issuer shall pay interest on overdue installments of interest at the Class A-2 Note Interest Rate (calculated for this purpose using the Class A-2 Default Applicable Margin) to the extent lawful.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-2 Note may be registered on the Note Register upon surrender of this Class A-2 Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-2 Notes of authorized Percentage Interest and in the same aggregate Percentage Interest will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Class A-2 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

The obligations of the Issuer under the Indenture, this Class A-2 Note and the other Basic Documents shall be full recourse obligations of the Issuer.  Notwithstanding the foregoing, except as provided for in the Guaranty, the Class A-2 Noteholder, by its acceptance of this Class A-2 Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Trustee on the Class A-2 Notes, under the Indenture, any other Basic Document or any certificate or other writing delivered in connection herewith or therewith, against (i) the Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Issuer or the Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Trustee or of any successor or assign of the Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Trustee has no such obligations in its individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.  Nothing contained in this Section shall limit or be deemed to limit any obligations of  the Issuer, the Purchaser or the Seller hereunder or under any other Basic Document, as applicable, which obligations are full recourse obligations of the Issuer, the Purchaser and the Seller.

Each Class A-2 Noteholder, by its acceptance of this Class A-2 Note, covenants and agrees that by accepting the benefits of the Indenture that such Class A-2 Noteholder will not institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Class A-2 Note, the Indenture or the Basic Documents.

Prior to the due presentment for registration of transfer of this Class A-2 Note, the Trustee and any agent of the Trustee may treat the Person in whose name the Class A-2 Note (as of the applicable Record Date) is registered as the owner hereof for all purposes, whether or not the Class A-2 Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

It is the intent of the Issuer and the Class A-2 Noteholders that, for Federal, State and local income and franchise tax purposes, this Class A-2 Note will evidence indebtedness of the Issuer secured by the Collateral.  Each Class A-2 Noteholder, by its acceptance of the Class A-2 Note, agrees to treat the Class A-2 Note for Federal, State and local income and franchise tax purposes as indebtedness of the Issuer.

The Indenture permits in certain circumstances, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Administrative Agent and the Class A-2 Noteholders under the Indenture at any time by the Issuer with the prior written consent of the Administrative Agent and the Majority Noteholders.  The Indenture also contains provisions permitting the Administrative Agent (acting upon the written direction of the Majority Noteholders) to waive compliance by the Issuer with certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Administrative Agent shall be conclusive and binding upon the current Class A-2 Noteholders and all future Class A-2 Noteholders and of any Class A-2 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-2 Note.

The term “Issuer” as used in this Class A-2 Note includes any successor to the Issuer under the Indenture.

This Class A-2 Note is issuable only in registered form in Percentage Interests as provided in the Indenture, subject to certain limitations set forth therein.

This Class A-2 Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions (other than Section 5-1401 of the General Obligations Law), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

No reference herein to the Indenture and no provision of this Class A-2 Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A-2 Note at the times, place, and rate, and in the coin or currency herein prescribed, subject to any duty of the Issuer to deduct or withhold any amounts as required by law, including any applicable U.S. withholding taxes.

DECREASES

Date	Unpaid Principal Amount	Decrease	Total	Class A-2 Note Interest Rate	Interest Period (if applicable)	Notation Made By

C-1

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

_________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
(name and address of assignee)

the within Class A-2 Note and all rights thereunder, and hereby irrevocably constitutes and appoints______________________, attorney, to transfer said Class A-2 Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                                      *
                                     Signature Guaranteed:

*           NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

A-2